Exhibit 99(c)

                            FIRST COASTAL CORPORATION
                              COMMUNITY ORDER FORM

         THE TERMS AND CONDITIONS OF THE COMMUNITY OFFERING (THE "COMMUNITY OFFERING") ARE SET FORTH IN THE PROSPECTUS RELATING TO THE OFFERING (THE "OFFERING") OF 750,000 SHARES OF COMMON STOCK, PAR VALUE $1.00 PER SHARE (THE "SHARES"), OF FIRST COASTAL CORPORATION (THE "COMPANY") DATED _______, 1996 (THE "PROSPECTUS"), AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE
PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE COMPANY OR FIRST ALBANY CORPORATION (AS DISCUSSED BELOW). CAPITALIZED TERMS USED HEREIN, AND NOT OTHERWISE DEFINED, SHALL HAVE THEIR RESPECTIVE DEFINED MEANINGS AS SET FORTH IN THE PROSPECTUS. ALL COMMUNITY OFFERING PARTICIPANTS ARE URGED TO READ THE PROSPECTUS CAREFULLY.

         THE COMMUNITY ORDER FORM MUST BE RECEIVED BY CHEMICAL MELLON SHAREHOLDER SERVICES (THE "SUBSCRIPTION AGENT"), AT AN ADDRESS SPECIFIED BELOW, WITH PAYMENT IN FULL BY 5:00 P.M., EASTERN TIME, ON __________, 1996, UNLESS EXTENDED BY THE COMPANY, IN ITS SOLE DISCRETION, FROM TIME TO TIME TO A DATE NOT LATER THAN 5:00 P.M., EASTERN TIME, ON ___________, 1996 (THE "EXPIRATION
DATE"). THE COMPANY WILL NOT BE OBLIGATED TO HONOR ANY COMMUNITY ORDER FORMS RECEIVED BY THE SUBSCRIPTION AGENT AFTER THE EXPIRATION DATE, REGARDLESS OF WHEN THE DOCUMENTS RELATING TO THAT SUBSCRIPTION WERE SENT.

      SUBSCRIPTIONS FOR SHARES WHICH ARE RECEIVED BY THE SUBSCRIPTION AGENT
            FROM COMMUNITY OFFERING PARTICIPANTS MAY NOT BE REVOKED.

         Community Offering Participants should be aware that the Community Offering is subject to the prior rights of Record Date Holders in the Rights Offering and the prior rights of Standby Purchasers with respect to the Minimum Standby Purchase Commitment. If the Shares not subscribed for in the Rights Offering and purchased by Standby Purchasers are not sufficient to satisfy all orders received from Community Offering Participants, the Company reserves the right to allocate such Shares among the Community Offering Participants. Orders will be deemed received only upon receipt of both a properly completed Community Order Form and full payment for the Shares for which a Community Offering Participant has subscribed. Any excess funds paid by persons as the Subscription Price for Shares not issued will be returned without interest or deduction as soon as practicable following the Expiration Date. There can be no assurance that any Shares will be available to persons desiring to participate in the Community Offering. To subscribe for Shares in the Community Offering, the Community Order Form must be completed and payment in full of the Subscription Price for all Shares subscribed for must accompany the Community Order Form.

         THE METHOD OF DELIVERY OF COMMUNITY ORDER FORMS AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF COMMUNITY OFFERING PARTICIPANTS. IF COMMUNITY ORDER FORMS AND PAYMENTS ARE SENT BY MAIL, COMMUNITY OFFERING PARTICIPANTS ARE URGED TO SEND SUCH MATERIALS BY CERTIFIED MAIL AND ARE URGED TO ALLOW A SUFFICIENT NUMBER OF DAYS TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO THE EXPIRATION DATE.

         The Company reserves the right to reject subscriptions received in the Offering in whole or in part at the sole discretion of the Board of Directors of the Company or at the request or direction of regulatory authorities.

         Certificates or order confirmations representing Shares purchased will be delivered to Community Offering Participants as soon as practicable after the Expiration Date and after all prorations and reductions contemplated by the terms of the Offering have been effected. If the Offering has not been consummated within 30 days following the Expiration Date, the Offering will be terminated and all amounts submitted by Community Offering Participants will be returned without interest.

         Purchases of shares of Common Stock of the Company, including purchases pursuant to the Community Offering, are subject to certain limitations. See the Prospectus under "The Offering -- Limitations on Purchase of Stock" and "Description of Capital Stock."

         Any questions or requests for assistance concerning submissions of Community Order Forms or requests for additional copies of the Prospectus should be directed to Dennis D. Byrd,

Treasurer of the Company, at (207) 774-5000, or John H. Howland, Vice President of First Albany Corporation, at (617) 228-3076.

IMPORTANT: Complete the appropriate sections of the Community Order Form and, if applicable, delivery instructions, and SIGN AND DATE.

                      SUBSCRIPTION PRICE: $______ PER SHARE

         The instructions accompanying this Community Order Form should be read carefully and followed in detail. COMMUNITY ORDER FORMS SHOULD BE SENT WITH PAYMENT TO THE SUBSCRIPTION AGENT. DO NOT SEND COMMUNITY ORDER FORMS TO THE COMPANY.

PART 1 - SUBSCRIPTION FOR SHARES IN THE COMMUNITY OFFERING.

     (a)  Number of Shares subscribed for in the
          Community Offering:                         __________________________

     (b)  Aggregate Subscription Price (number
          of Shares on line (a) multiplied by the
          Subscription Price of $_____): 1            __________________________

- --------------
     1 If the aggregate Subscription Price paid by a Community Offering Participant is insufficient to purchase the number of Shares that the participant indicates are being subscribed for, or if such Community Offering Participant does not specify the number of Shares subscribed for, then the Community Offering Participant will be deemed to have subscribed for the number of Shares which may be purchased by the full amount of the payment tendered (subject to reduction to comply with certain limitations on the purchase of the Company's Common Stock or the conditions of the Offering). If the aggregate Subscription Price paid by a Community Offering Participant exceeds the amount necessary to purchase the number of Shares for which the Community Offering Participant has subscribed, then the Community Offering Participant will be deemed to have subscribed for the number of Shares which may be purchased by the full amount of the payment tendered (subject to reduction to comply with certain limitations on the purchase of the Company's Common Stock or the conditions of the Offering).



PART 2 - METHOD OF PAYMENT.

         Payment may be made to the Subscription Agent only (i) by check or cashier's check drawn upon a U.S. bank, or postal, telegraphic or express money order, in each case, payable to Chemical Mellon Shareholder Services, as Subscription Agent, or (ii) by wire transfer of funds to the account maintained by the Subscription Agent for the purpose of accepting subscriptions at ___________, ABA number ________, account number _________, Attn:
_______________. The Subscription Price will be deemed to have been received by the Subscription Agent only upon (i) clearance of any uncertified check, (ii) receipt by the Subscription Agent of any certified check or cashier's check drawn upon a U.S. bank or of any postal, telegraphic or express money order or
(iii) receipt of collected funds in the Subscription Agent's account designated above. FUNDS PAID BY UNCERTIFIED PERSONAL CHECK MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR. ACCORDINGLY, COMMUNITY OFFERING PARTICIPANTS WHO WISH TO PAY THE SUBSCRIPTION PRICE BY MEANS OF UNCERTIFIED PERSONAL CHECK ARE URGED TO MAKE PAYMENT SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO ENSURE THAT SUCH PAYMENT IS RECEIVED AND CLEARS BY SUCH TIME AND ARE URGED TO CONSIDER, IN THE ALTERNATIVE, PAYMENT BY MEANS OF CERTIFIED OR CASHIER'S CHECK, MONEY ORDER OR WIRE TRANSFER OF FUNDS.

         All funds received in payment of the Subscription Price will be held by the Subscription Agent and invested at the direction of the Company in short-term certificates of deposit, short-term obligations of the United States or any state or agency thereof or money market mutual funds investing in the foregoing instruments. The account in which such funds will be held may not be insured by the FDIC. Any interest earned on such funds will be retained by the Company and will not be returned to the Community Offering Participants, or otherwise applied to their purchase of Shares.

         THIS   COMMUNITY   ORDER  FORM,   TOGETHER  WITH  THE  PAYMENT  OF  THE
SUBSCRIPTION PRICE, MUST BE DELIVERED TO THE SUBSCRIPTION AGENT AS FOLLOWS:

         If by regular mail:           c/o Chemical Mellon Shareholder Services
                                       Post Office Box 845
                                       Midtown Station
                                       New York, New York 10018

         If by overnight courier:      c/o Chemical Mellon Shareholder Services
                                       85 Challenger Road
                                       Overpeck Centre
                                       Ridgefield Park, New Jersey  07660

         If by hand:                   c/o Chemical Mellon Shareholder Services
                                       120 Broadway, 13th Floor
                                       New York, New York

         The Subscription Agent's toll free telephone number is (800) 777-3674.

         If a Community Offering Participant wishes to subscribe for Shares, but time will not permit such Community Offering Participant to cause the Community Order Form to reach the Subscription Agent prior to the Expiration Date, such Shares may nevertheless be subscribed for if all of the following conditions (the "Guaranteed Delivery Procedures") are met:

         (i) the Community Offering Participant has caused payment in full in good funds of the Subscription Price for each Share being subscribed for to be received (in the manner set forth above) by the Subscription Agent at or prior to the Expiration Date;

         (ii) the Subscription Agent receives, at or prior to the Expiration Date, a guarantee notice (a "Notice of Guaranteed Delivery"), substantially in the form provided with the Instructions as to Use of Community Order Forms (the "Instructions") distributed with this Community Order Form, from a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or from a commercial bank or trust company having an office or correspondent in the United States, stating the name of the subscribing Community Offering Participant, the number of Shares being subscribed for by the Community Offering Participant, and guaranteeing the delivery to the Subscription Agent of the Community Order Form within five (5) business days of the Subscription Agent's receipt of such Notice of Guaranteed Delivery; and

         (iii) the Subscription Agent receives the properly completed Community Order Form with any signatures guaranteed as required, within five (5) business days of the Subscription Agent's receipt of the Notice of Guaranteed Delivery relating thereto. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as Community Order Forms at the addresses set forth above, or may be transmitted to the Subscription Agent by telegram or facsimile transmission (telecopier no. (___) ___________). Additional copies of the form of Notice of Guaranteed Delivery are available upon request from Dennis
D. Byrd, Treasurer of the Company, or from John H. Howland, Vice President of First Albany Corporation.


PART 3 - STOCK REGISTRATION.

________________________________________________________________________________
Name(s) in which your stock is to be registered                Number of Shares


Social Security Number or Tax Identification Number_____________________________


________________________________________________________________________________
Name(s) in which your stock is to be registered                Number of Shares


Social Security Number or Tax Identification Number_____________________________


________________________________________________________________________________
Address

________________________________________________________________________________
City                              State                               Zip Code


         Indicate below the manner in which you wish to take ownership by checking the appropriate box. If necessary, check "other" and write in such ownership, such as, for example, corporate, trust or estate. If stock is purchased for a trust, the date of the trust agreement and trust title must be included.

         _____ Individual                   _____ Uniform Gifts to Minors
         _____ Tenants in Common            _____ Joint Tenants
         _____ Other ____________________________________________________


PART 4 - SPECIAL DELIVERY INSTRUCTIONS.

         To be completed ONLY if certificate representing the Common Stock is to be sent to someone other than the registered holder or to an address other than that shown above.

         Mail and deliver to:

         Name:        __________________________________________________________
                                             (Please Print)

         Address:     __________________________________________________________
                      __________________________________________________________
                      __________________________________________________________
                                          (Include Zip Code)

                      __________________________________________________________
                        (Social Security Number or Tax Identification Number)


PART 5 - SPECIAL ISSUANCE INSTRUCTIONS.

         To be completed ONLY if the name in which any certificate representing the Common Stock is to be issued is that of someone other than the registered holder as indicated herein.

         Name(s) in which stock is to be registered.

         Name:        __________________________________________________________
                                             (Please Print)

         Address:     __________________________________________________________
                      __________________________________________________________
                      __________________________________________________________
                                          (Include Zip Code)

                      __________________________________________________________
                        (Social Security Number or Tax Identification Number)


PART 6 - SIGNATURE AND ACKNOWLEDGMENT.

                              IMPORTANT: SIGN HERE

         The undersigned hereby irrevocably subscribes for Shares in the Community Offering as indicated herein, on the terms and subject to the conditions specified in the Prospectus, receipt of which hereby is acknowledged.

_______________________________________     ____________________________________
           (Print Name)                                  (Print Name)

_______________________________________     ____________________________________
   (Signature(s) of Subscriber(s))              (Signature(s) of Subscriber(s))


Dated:______________________________, 1996

(If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information.)

Name(s)_________________________________________________________________________
                                            (Please Print)

Capacity (Full Title)___________________________________________________________

Address_________________________________________________________________________
                                        (Including Zip Code)


Social Security Number or Tax Identification Number_____________________________

                            INSTRUCTIONS AS TO USE OF
                              COMMUNITY ORDER FORMS
                          _____________________________

           IF YOU HAVE ANY QUESTIONS AFTER READING THESE INSTRUCTIONS
                OR IF YOU REQUIRE ASSISTANCE OR ADDITIONAL COPIES
                OF THE PROSPECTUS, PLEASE CONTACT DENNIS D. BYRD,
                  TREASURER OF THE COMPANY, AT (207) 774-5000, OR
                        JOHN H. HOWLAND, VICE PRESENT OF
                  FIRST ALBANY CORPORATION, AT (617) 228-3076.

         The following instructions relate to the Community Offering (the "Community Offering") by First Coastal Corporation, a Delaware corporation (the "Company"). The terms and conditions of the Community Offering are described in the Company's Prospectus dated __________ __, 1996 (the "Prospectus") and are incorporated herein by reference. Capitalized terms used herein and not otherwise defined shall have their respective defined meanings as set forth in the Prospectus. Community Offering participants ("Community Offering Participants") should be aware that the Community Offering is subject to the prior rights of Record Date Holders in the Rights Offering and the prior rights of Standby Purchasers with respect to the Minimum Standby Purchase Commitment. If the Shares not subscribed for in the Rights Offering and purchased by Standby Purchasers are not sufficient to satisfy all orders received from Community Offering Participants, the Company reserves the right to allocate such Shares among the Community Offering Participants. Orders will be deemed received only upon receipt of both a properly completed Community Order Form and full payment for the Shares for which a Community Offering Participant has subscribed. Any excess funds paid by persons as the Subscription Price for Shares not issued will be returned without interest or deduction as soon as practicable following the Expiration Date. There can be no assurance that any Shares will be available to persons desiring to participate in the Community Offering. The Subscription Price is payable as described below. See "The Offering" in the Prospectus.

         COMMUNITY ORDER FORMS MUST BE RECEIVED BY CHEMICAL MELLON SHAREHOLDER SERVICES (THE "SUBSCRIPTION AGENT"), AT AN ADDRESS SPECIFIED BELOW, WITH PAYMENT IN FULL BY 5:00 P.M., EASTERN TIME, ON _________________, 1996, UNLESS EXTENDED BY THE COMPANY, IN ITS SOLE DISCRETION, FROM TIME TO TIME TO A DATE NOT LATER THAN 5:00 P.M., EASTERN TIME, ON _________________, 1996 (THE "EXPIRATION
DATE"). THE COMPANY WILL NOT BE OBLIGATED TO HONOR ANY COMMUNITY ORDER FORMS RECEIVED BY THE SUBSCRIPTION AGENT AFTER THE EXPIRATION DATE, REGARDLESS OF WHEN THE DOCUMENTS RELATING TO THAT SUBSCRIPTION WERE SENT.

         The Company reserves the right to reject subscriptions received in the Offering in whole or in part at the sole discretion of the Board of Directors of the Company or at the request or direction of regulatory authorities.

1.       Subscription.

         To Subscribe for Shares. To subscribe for Shares, properly complete and sign your Community Order Form and send it to the Subscription Agent with payment in full of the Subscription Price for each Share for which you have subscribed.

         Payment. Payment may be made to the Subscription Agent only (i) by check or cashier's check drawn upon a U.S. bank, or postal, telegraphic or express money order, in each case, payable to Chemical Mellon Shareholder Services, as Subscription Agent, or (ii) by wire transfer of funds to the account maintained by the Subscription Agent for the purpose of accepting subscriptions at ___________, ABA number ________, account number _________,
Attn: _______________. The Subscription Price will be deemed to have been received by the Subscription Agent only upon (i) clearance of any uncertified check, (ii) receipt by the Subscription Agent of any certified check or cashier's check drawn upon a U.S. bank or of any postal, telegraphic or express money order or (iii) receipt of collected funds in the Subscription Agent's account designated above. FUNDS PAID BY UNCERTIFIED PERSONAL CHECK MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR. ACCORDINGLY,

COMMUNITY OFFERING PARTICIPANTS WHO WISH TO PAY THE SUBSCRIPTION PRICE BY MEANS OF UNCERTIFIED PERSONAL CHECK ARE URGED TO MAKE PAYMENT SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO ENSURE THAT SUCH PAYMENT IS RECEIVED AND CLEARS BY SUCH TIME AND ARE URGED TO CONSIDER, IN THE ALTERNATIVE, PAYMENT BY MEANS OF CERTIFIED OR CASHIER'S CHECK, MONEY ORDER OR WIRE TRANSFER OF FUNDS.

         All funds received in payment of the Subscription Price will be held by the Subscription Agent and invested at the direction of the Company in short-term certificates of deposit, short-term obligations of the United States or any state or agency thereof or money market mutual funds investing in the foregoing instruments. The account in which such funds will be held may not be insured by the Federal Deposit Insurance Corporation. Any interest earned on such funds will be retained by the Company and will not be returned to the Community Offering Participants, or otherwise applied to their purchase of Shares.

         If the aggregate Subscription Price paid by a Community Offering Participant is insufficient to purchase the number of Shares that the participant indicates are being subscribed for, or if such Community Offering
Participant does not specify the number of Shares subscribed for, then the Community Offering Participant will be deemed to have subscribed for the number of Shares which may be purchased by the full amount of the payment tendered (subject to reduction to comply with certain limitations on the purchase of the Company's Common Stock or the conditions of the Offering). If the aggregate Subscription Price paid by a Community Offering Participant exceeds the amount necessary to purchase the number of Shares for which the Community Offering Participant has subscribed, then the Community Offering Participant will be deemed to have subscribed for the number of Shares which may be purchased by the full amount of the payment tendered (subject to reduction to comply with certain limitations on the purchase of the Company's Common stock or the conditions of the Offering).

         If a Community Offering Participant wishes to subscribe for Shares, but time will not permit such Community Offering Participant to cause the Community Order Form to reach the Subscription Agent prior to the Expiration Date, such Shares may nevertheless be subscribed for if all of the following conditions (the "Guaranteed Delivery Procedures") are met:

         (i) the Community Offering Participant has caused payment in full in good funds of the Subscription Price for each Share being subscribed for to be received (in the manner set forth above) by the Subscription Agent at or prior to the Expiration Date;

         (ii) the Subscription Agent receives, at or prior to the Expiration Date, a guarantee notice (a "Notice of Guaranteed Delivery"), substantially in the form provided with the Instructions as to Use of Community Order Forms (the "Instructions") distributed with this Community Order Form, from a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or from a commercial bank or trust company having an office or correspondent in the United States, stating the name of the subscribing Community Offering Participant, the number of Shares being subscribed for by the Community Offering Participant, and guaranteeing the delivery to the Subscription Agent of the Community Order Form within five (5) business days of the Subscription Agent's receipt of such Notice of Guaranteed Delivery; and

         (iii) the Subscription Agent receives the properly completed Community Order Form with any signatures guaranteed as required, within five (5) business days of the Subscription Agent's receipt of the Notice of Guaranteed Delivery relating thereto. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as Community Order Forms at the addresses set forth below, or may be transmitted to the Subscription Agent by telegram or facsimile transmission (telecopier no. (___) ___________). Additional copies of the form of Notice of Guaranteed Delivery are available upon request from Dennis
D. Byrd, Treasurer of the Company, or from John H. Howland, Vice President of First Albany Corporation.

         Limitations on Subscription. Purchases of shares of Common Stock of the Company, including purchases pursuant to the Community Offering, are subject to certain limitations. See the Prospectus under "The Offering -- Limitations on Purchase of Stock" and "Description of Capital Stock."

2.       The Subscription Agent.

         The addresses and telephone number of the Subscription Agent are as follows:

If by regular mail:                 c/o  Chemical Mellon Shareholder Services
                                    Post Office Box 845
                                    Midtown Station
                                    New York, New York 10018

If by overnight courier:            c/o  Chemical Mellon Shareholder Services
                                    85 Challenger Road
                                    Overpeck Centre
                                    Ridgefield Park, New Jersey 07660

If by hand:                         c/o  Chemical Mellon Shareholder Services
                                    120 Broadway, 13th Floor
                                    New York, New York

The Subscription Agent's toll free telephone number is (800) 777-3674.

3.       Issuance and Delivery of Stock Certificate(s), Etc.

         Certificates or order confirmations representing Shares purchased will be delivered to Community Offering Participants as soon as practicable after the Expiration Date and after all prorations and reductions contemplated by the terms of the Offering have been effected. If the Offering has not been consummated within 30 days following the Expiration Date, the Offering will be terminated and all amounts submitted by Community Offering Participants will be returned without interest.

4.       Signatures.

         Execution by Community Offering Participant. The signature on the Community Order Form must correspond with the name of the Community Offering Participant exactly as it is printed above the signature.

         Execution by Person Other than Community Offering Participant. Persons who sign the Community Order Form in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Company in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

5.       Method of Delivery.

         The method of delivery of Community Order Forms and payment of the Subscription Price to the Subscription Agent will be at the election and risk of Community Offering Participants. If Community Order Forms and payments are sent by mail, Community Offering Participants are urged to send such materials by certified mail and are urged to allow a sufficient number of days to ensure delivery to the Subscription Agent and clearance of payment prior to the Expiration Date.

6.       Irregularities.

         All questions concerning the timeliness, validity, form and eligibility of any submission of Community Order Forms will be determined by the Company, whose determinations will be final and binding. The Company, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the submission of any Community Order Form. Community Order Forms will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Company determines, in its sole discretion. Neither the Company nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Community Order Forms or incur any liability for failure to give such notification. The Company reserves the right to reject subscriptions received in the Offering in whole or in part at the sole discretion of the Board of Directors of the Company or at the request or discretion of regulatory authorities. See the Prospectus under "The Offering
- -- Limitations on Purchase of Stock."